FUND II

                                    2/27/98

                                                                           DRAFT

BlackRock Fund Investors II
(In Liquidation)
--------------------------------------------------------------------------------
Annual Report
December 31, 1997
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BlackRock Fund Investors II (In Liquidation)
Statement of Assets and Liabilities
December 31, 1997
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Assets

Investment in BlackRock Asset Investors, at estimated
     fair value (cost $51,186,781) (Notes 1 and 3)                 $ 48,750,198
Repurchase agreement dated 12/31/97
     with State Street Bank and Trust, Co. 5.50% due 1/2/98,
     collateralized by $535,000 United States Treasury Note
     6.25% due 03/31/99 (market value $546,879)
     (repurchase proceeds $535,163) (cost $535,000)                     535,000
                                                                   ------------

     Total investments (cost $51,721,781)                            49,285,198
                                                                   ------------

Cash                                                                      2,704
Notes receivable (Note 4)                                                21,000
Deferred organization expenses and other assets (Note 1)                 45,451
                                                                   ------------

     Total assets                                                    49,354,353
                                                                   ------------

Liabilities

Master administration fee payable (Note 2)                              144,381
Notes payable (Note 4)                                                   21,000
Other accrued expenses                                                   55,852
                                                                   ------------

     Total liabilities                                                  221,233
                                                                   ------------

Net Assets                                                         $ 49,133,120
                                                                   ============

Net assets were comprised of:
     Shares of beneficial interest, at par (Note 5)                $      1,547
     Paid-in capital in excess of par                                51,568,156
                                                                   ------------
                                                                     51,569,703
     Net unrealized depreciation on investment companies             (2,436,583)
                                                                   ------------

     Total net assets                                              $ 49,133,120
                                                                   ============

Net asset value per share                                          $     317.64
                                                                   ============

Total shares outstanding at end of year                              154,683.67
                                                                   ============

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See Notes to Financial Statements.

BlackRock Fund Investors II (In Liquidation)
Statement of Operations
For the Year Ended December 31, 1997
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Net Investment Income

Income
     Interest (net of interest expense of $1,588)                  $     33,568
     Dividend income                                                 31,219,526
                                                                   ------------

     Total income                                                    31,253,094
                                                                   ------------

Expenses
     Master administration (Note 2)                                     280,195
     Directors                                                           63,000
     Amortization of deferred organization expenses                      15,003
     Audit                                                               10,002
     Legal                                                               10,001
     Transfer Agent                                                       5,250
     Custodian                                                            5,000
     Amortization of prepaid insurance                                    6,411
     Miscellaneous                                                       12,502
                                                                   ------------

          Total expenses                                                407,364
                                                                   ------------

     Net investment income                                           30,845,730
                                                                   ------------

Unrealized Loss
     on Investments (Note 3)

Net change in unrealized depreciation on investment companies        (1,258,150)
                                                                   ------------


Net Increase In Net Assets
     Resulting from Operations                                     $ 29,587,580
                                                                   ============

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See Notes to Financial Statements.

BlackRock Fund Investors II (In Liquidation)
Statement of Cash Flows
For the Year Ended December 31, 1997
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Increase (Decrease) in Cash

Cash flows provided by operating activities:
     Dividends and interest received                               $ 31,254,790
     Expenses paid                                                     (557,298)
     Paid to affiliates                                                 (45,855)
                                                                   ------------

     Net cash flows provided by operating activities                 30,651,637
                                                                   ------------

Net sale of investments                                              22,172,503
                                                                   ------------

Cash flows used for financing activities:
     Proceeds from Fund shares issued                                36,541,941
     Distributions to shareholders                                  (89,369,989)
                                                                   ------------

     Net cash flows used for financing activities                   (52,828,048)
                                                                   ------------

Net decrease in cash                                                     (3,908)

Cash beginning of year                                                    6,612
                                                                   ------------

Cash end of year                                                   $      2,704
                                                                   ============

Reconciliation of Net Increase in Net
     Assets Resulting from Operations
     to Net Cash Flows Provided by
     Operating Activities

Net increase in net assets resulting from operations               $ 29,587,580
                                                                   ------------

Increase in unrealized depreciation                                   1,258,150
Decrease in deferred organization expenses and other assets               4,930
Decrease in payable to BAI                                              (45,855)
Decrease in other accrued expenses                                     (153,168)
                                                                   ------------

     Total adjustments                                                1,064,057
                                                                   ------------

Net cash flows provided by operating activities                    $ 30,651,637
                                                                   ============

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See Notes to Financial Statements.

BlackRock Fund Investors II (In Liquidation)
Statements of Changes in Net Assets
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
                                                                 For the Year Ended     For the Year Ended
                                                                 December 31, 1997      December 31, 1996
                                                                 -----------------      -----------------
Increase (Decrease) in Net Assets

Operations:

     Net investment income                                         $ 30,845,730           $ 12,231,783
     Net realized gain                                                     --                1,491,772
     Net change in unrealized appreciation (depreciation)
          on investment companies                                    (1,258,150)               391,350
                                                                   ------------           ------------

     Net increase in net assets resulting
          from operations                                            29,587,580             14,114,905
                                                                   ------------           ------------

Dividends and distributions to shareholders from:

     Net investment income                                          (30,492,328)           (11,894,565)
     In excess of net investment income                                    --                 (367,153)
     Net realized gain                                                     --               (1,491,772)
     Return of capital                                              (58,877,661)            (7,928,081)
                                                                   ------------           ------------

      Total dividends and distributions to shareholders             (89,369,989)           (21,681,571)
                                                                   ------------           ------------

Fund share transactions:

     Proceeds from shares issued                                     36,541,941             60,071,623
                                                                   ------------           ------------

     Net increase in net assets resulting
          from fund share transactions                               36,541,941             60,071,623
                                                                   ------------           ------------

     Net increase (decrease)                                        (23,240,468)            52,504,957

Net Assets

Beginning of year                                                    72,373,588             19,868,631
                                                                   ------------           ------------

End of year                                                        $ 49,133,120           $ 72,373,588
                                                                   ============           ============

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See Notes to Financial Statements.

BlackRock Fund Investors II (In Liquidation)
Financial Highlights
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
                                                                                                          March 29, 1995*
                                                            For the Year Ended     For the Year Ended         through
                                                            December 31, 1997      December 31, 1996      December 31, 1995
                                                                 --------               --------              --------
PER SHARE OPERATING
     PERFORMANCE:

Net asset value, beginning of period                             $ 702.84               $ 722.26              $1,000.00
                                                                 --------               --------              ---------
     Net investment income (loss) (a)                              210.60                 221.06                 (45.98)
     Net realized and unrealized gain (loss) (a)                   (18.04)                 34.03                (231.76)
                                                                 --------               --------              ---------
     Net increase (decrease) from investment operations            192.56                 255.09                (277.74)
                                                                 --------               --------              ---------

     Less dividends and distributions:
     Net investment income                                        (197.13)               (150.60)                  --
     In excess of net investment income                              --                    (4.65)                  --
     Net realized gain                                               --                   (18.89)                  --
     Return of capital                                            (380.63)               (100.37)                  --
                                                                 --------               --------              ---------
                                                                  (577.76)               (274.51)                  --
                                                                 --------               --------              ---------
Net asset value, end of period                                   $ 317.64               $ 702.84              $  722.26
                                                                 --------               --------              ---------

TOTAL INVESTMENT RETURN                                             27.40%                 51.31%                (27.77)%

RATIOS TO AVERAGE NET ASSETS:
Expenses (c)                                                         0.40%                  0.95%                  4.70%(b)
Net investment income (loss) (c)                                    30.69%                 29.76%                 (4.70)%(b)

SUPPLEMENTAL DATA:
Average net assets (in thousands)                                $100,515               $ 41,100              $   9,460
Portfolio turnover                                                   --                     --                     --
Net assets, end of period (in thousands)                         $ 49,133               $ 72,374              $  19,869

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*     Commencement of investment operations.
(a)   Calculated based on average shares.
(b)   Annualized.
(c) The ratio of expenses and net investment income to total investor capital commitments of $112,078,123 on an annualized basis is 0.36% and 27.52%, respectively, for the year ended December 31, 1997. The ratio of expenses and net investment income to total investor capital commitments of $112,078,123 on an annualized basis is 0.35% and 10.91%, respectively, for the year ended December 31, 1996. The ratio of expenses and net investment loss to total investor capital commitments of $112,078,123 on an annualized basis is 0.39% and (0.39)%, respectively, for the year ended December 31, 1995.

      Contained above is the audited operating performance based on an average share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data, for the period indicated. This information has been determined based upon financial information provided in the financial statements.

See Notes to Financial Statements.

BlackRock Fund Investors II (In Liquidation)
Notes to Financial Statements
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Note 1. Organization and Accounting Policies

      BlackRock Fund Investors II ("Fund II") is a non-diversified closed-end investment company organized as a Delaware business trust. Fund II invests all of its investable assets in BlackRock Asset Investors ("BAI" or the "Trust") which is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified closed-end investment company and has the same investment objective as Fund II. The value of Fund II's investment in BAI reflects Fund II's proportionate interest in the net assets of BAI. The performance of Fund II is directly affected by the performance of BAI. The financial statements of BAI are included in this report and should be read in conjunction with Fund II's financial statements.

      The Board of Trustees of Fund II ("Trustees") approved a plan of Liquidation ("Plan") on September 18, 1997 which was adopted by the shareholders on October 6, 1997 ("Adoption Date"). The Plan term runs two years from the Adoption Date. The plan requires the Trustees to oversee the complete and orderly liquidation of Fund II and wind-up the Trust. Any remaining assets and liabilities may be deposited in a voting trust at any time before the end of the Plan term. The liquidation of Fund II in accordance with the Plan, will result in distributions paid subsequent to the Adoption Date being characterized for tax purposes first as a return of capital until a shareholder's basis is reduced to zero, and then as capital gain. The character of distributions paid subsequent to the Adoption Date are determined in accordance with income tax regulations which may differ from Generally Accepted Accounting Principals

      The following is a summary of significant accounting policies followed by Fund II.

Securities Valuation: Fund II's interest in BAI common shares is valued by Fund II at its proportionate interest in the net asset value of BAI (approximately 20% at December 31, 1997). Fund II also holds 306 BAI preferred shares which are valued at cost ($153,000). Valuation of securities by BAI is discussed in Note 1 of BAI's Notes to Consolidated Financial Statements which are included elsewhere in this report.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the custodian for Fund II takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by Fund II may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and Fund II amortizes premium or accretes discount on securities purchased using the interest method. Dividends and distributions received from BAI are recorded based on the character of the dividend or distribution received.

Taxes: It is Fund II's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Master Administration, Administration and Other Expenses: Master administration and other expenses are recorded on the accrual basis.

Deferred Organization Expenses: A total of $75,016 was incurred in connection with the organization of Fund II. These costs have been deferred and are being amortized ratably over a period of 60 months from the date Fund II commenced investment operations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Agreements

      Fund II has a Master Administration Agreement with BlackRock Financial Management, Inc. (the "Master Administrator") which provides that during the Commitment Period the Trust will pay to the Master Administrator for its services (which are solely administrative in nature) a semi-annual fee, in arrears, in an amount equal to .25% of the aggregate Capital Commitments, on an annualized basis. Subsequent to the Commitment Period, the semi-annual fee payable in arrears to the Master Administrator is .25% of the weighted average capital invested during the relevant period on an annualized basis.

      Fund II has also entered into an Administration Agreement with State Street Bank and Trust Company ("State Street"). For its services under the Administration Agreement, State Street receives no fees from Fund II.

      Pursuant to the agreements, the Master Administrator provides various administrative services, provides office space and pays the compensation of officers of Fund II, who are affiliated persons of the Master Administrator. State Street pays occupancy and certain clerical and accounting costs of Fund
II. Fund II bears all other costs and expenses.

      Certain trustees of BAI and Fund II, who are not interested parties, are paid a fee, which is split ratably between BAI, Fund II, BlackRock Fund Investors I and BlackRock Fund Investors III, for their services in the amount of $40,000 each on an annual basis plus telephonic meeting fees not to exceed $500 annually and certain out-of-pocket expenses.

Note 3. Portfolio Securities

      Purchases and proceeds from sales of investment securities other than short-term investments for the period ended December 31, 1997 amounted to $36,541,941 and $0, respectively.

      The federal income tax basis of Fund II's investments at December 31, 1997 was $25,199,585, and accordingly, gross and net unrealized appreciation was $24,085,613.

Note 4. Notes

      Fund II holds a note with a principal amount of $21,000 from BAI. The note pays interest at a per annum rate of 2.50% over the yield of the one-year constant maturity Treasury, redeemable annually by Fund II and due on dissolution of BAI.

      Fund II has issued and sold notes in the aggregate amount of $21,000 paying interest at a per annum rate of 2.50% over the yield of the one-year constant maturity Treasury, redeemable annually by the holder and due on dissolution of the Fund II.

Note 5. Capital

      As of December 31, 1997, the total capital commitments from investors was $112,078,123 of which a net amount of $44,180,531 had been called and received.

BlackRock Fund Investors II (In Liquidation)
Additional Tax Information
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of distributions paid by the Fund II during its fiscal year ended December 31, 1997.

      On May 6, 1997 Fund II paid a distribution of $29.14 all of which is taxable as long-term capital gain at the 20% rate. All other distributions are treated as a non-taxable return of capital. For the purpose of preparing your 1997 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January of 1998.

                  BLACKROCK FUND INVESTORS II (In Liquidation)
                         REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Trustees of
BlackRock Fund Investors II:

We have audited the accompanying statement of assets and liabilities of BlackRock Fund Investors II as of December 31, 1997 and the related statements of operations and cash flows for the year then ended and the statement of changes in net assets for the years ending December 31, 1997 and 1996 and the statements of financial highlights for the years ending December 31, 1997 and 1996 and for the period March 29, 1995 (commencement of operations) to December 31, 1995. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of BlackRock Fund Investors II as of December 31, 1997, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets for the years ending December 31, 1997 and 1996 and its financial highlights for the years ended December 31, 1997 and 1996 and for the period March 29, 1995 (commencement of operations) to December 31, 1995 in conformity with generally accepted accounting principles.

As explained in Note 1, the Board of Trustees of BlackRock Fund Investors II approved a plan of liquidation ("Plan") and a technical amendment to the terms of BlackRock Asset Investors' Preferred Shares to facilitate the Plan, on the Adoption Date, October 6, 1997.

As explained in Note 1, the financial statements include investments valued at $48,750,198 (99.2% of net assets), whose value of underlying investments have been estimated by the Board of Trustees in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Trustees in arriving at its estimate of value of such investments and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.


New York, New York
February 23, 1998

Trustees

Laurence D. Fink, Chairman
Terry Blaney
John C. Deterding
Donald G. Drapkin
Wesley R. Edens
Charles Froland
James Grosfeld
Laurence E. Hirsch
Kendrick R. Wilson, II

Officers

Ralph L. Schlosstein, President
Wesley R. Edens, Chief Operating Officer
Robert I. Kauffman, Managing Director
Randal A. Nardone, Managing Director and Assistant Secretary
Erik P. Nygaard, Managing Director
Henry Gabbay, Treasurer
Susan L. Wagner, Secretary
James Kong, Assistant Treasurer

Master Administrator

BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY  10154

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company
Two Heritage Drive
North Quincy, MA  02171

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, NY  10281-1431

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY  10022


This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

BlackRock Fund Investors II
Two Heritage Drive
North Quincy, MA  02171